UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________________________________
FORM 8-K/A
(Amendment No. 1)
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2016

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MPLX LP
(Exact name of registrant as specified in its charter)

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Delaware	001-35714	27-0005456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 E. Hardin Street Findlay, Ohio	45840
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 672-6500
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends Exhibit 99.1 (the “Original Exhibit”) to the MPLX LP (the “Partnership”) Current Report on Form 8-K, which the Partnership previously filed with the Securities and Exchange Commission on May 2, 2016 (“Original 8-K”) and which recast certain sections of the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (the "Previously Filed Annual Report") to reflect the acquisition of Hardin Street Marine LLC (“HSM”) as described in Item 8.01 below. This Current Report on Form 8-K/A updates and corrects Management's Report on Internal Control over Financial Reporting and the Report of the Independent Registered Public Accounting Firm in Part II, Item 8. Financial Statements and Supplementary Data, respectively, to disclose the exclusion of controls of HSM from the evaluation of the design and effectiveness of internal control over financial reporting. The Partnership is filing this Current Report on Form 8-K/A solely to reflect such updates to Part II, Item 8. Financial Statements and Supplementary Data that were included in the Original Exhibit. All other Items of the Original Exhibit are unaffected by this Current Report on Form 8-K/A and such Items have not been included in this Current Report on Form 8-K/A. This Current Report on Form 8-K/A does not reflect events occurring after the filing date of the Original 8-K or modify or update disclosures in the Original Exhibit except as to amend and restate Part II, Item 8. Financial Statements and Supplementary Data.

Item 8.01	Other Events.

On March 14, 2016, the Partnership entered into a Membership Interests Contribution Agreement (the "Contribution Agreement") with MPLX GP LLC, MPLX Logistics Holdings LLC and MPC Investment LLC, each a wholly-owned subsidiary of Marathon Petroleum Corporation. Pursuant to the terms of the Contribution Agreement, on March 31, 2016, the Partnership acquired all of the outstanding limited liability company interests of HSM.

Accordingly, the Partnership recast the following information within our Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on February 26, 2016 to reflect the acquisition of HSM for all periods presented in the following sections in the Original 8-K:

• Part II, Item 6. Selected Financial Data.
• Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
• Part II, Item 8. Financial Statements and Supplementary Data.

This Current Report on Form 8-K, as amended, is being filed only for the purpose described above and only affects the Items specified above, and the other information in the Previously Filed Annual Report remains unchanged. No attempt has been made in this Current Report on Form 8-K, as amended, to modify or update disclosures in the Previously Filed Annual Report except for within the Items noted above. This Current Report on Form 8-K, as amended, does not reflect events occurring after the filing of the Previously Filed Annual Report or modify or update any related disclosures. Information within the Previously Filed Annual Report not affected by this Current Report on Form 8-K, as amended, is unchanged and reflects the disclosure made at the time of the filing of the Previously Filed Annual Report. Accordingly, this Current Report on Form 8-K, as amended, should be read in conjunction with the Previously Filed Annual Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Updated Financial Statements and Supplementary Data and Controls and Procedures of the MPLX LP Annual Report on Form 10-K for the year ended December 31, 2015.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: May 19, 2016	By:	/s/ Paula L. Rosson
Name: Paula L. Rosson
Title: Senior Vice President and Chief Accounting Officer

Index to Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
99.1	Updated Financial Statements and Supplementary Data and Controls and Procedures of the MPLX LP Annual Report on Form 10-K for the year ended December 31, 2015.
101.INS	XBRL Instance Document.
101.SCH	XBRL Schema Document.
101.CAL	XBRL Calculation Linkbase Document.
101.DEF	XBRL Definition Linkbase Document.
101.LAB	XBRL Labels Linkbase Document.
101.PRE	XBRL Presentation Linkbase Document.